SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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     MARSHALL ISLANDS                 000-14135                  52-2098714
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


           ONE STATION PLACE, STAMFORD,                       06902
                  CONNECTICUT                               (Zip Code)
    (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.


On September 26, 2005, OMI Corporation (the "Company") issued a press release announcing its' new policy regarding tanker rate disclosure and announced OMI's tanker rates booked as of September 23, 2005, for the third quarter. The press release is furnished herewith as Exhibit 99.1.


The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01 Other Events


On September 23, 2005, OMI issued a press release announcing that the Company will have a presentation to investors and live webcast on the Company's website from 11:30 a.m. to 12:45 p.m., Eastern Time, on September 27, 2005. The press release is furnished herewith as Exhibit 99.2.


On September 26, 2005, OMI issued a press release announcing; (1) a vessel contracted to be sold (the SABINE) in the fourth quarter of 2005, which will result in an approximate gain on sale of $27.5 million or $0.33 basic earnings per share, (2) a new one year time charter agreement for a product carrier, which will commence in October 2005, (3) the settlement of an arbitration dispute from August 2004, which resulted in the return of the Company's deposit of $6.45 million and (4) the presentation referred to in the previous paragraph. The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99.1 Press release, dated September 26, 2005 containing announcements for a vessel sale, new time charter, dispute settlement, new policy regarding tanker rate disclosure and the presentation referred to in Exhibit 99.2.


99.2 Press release, dated September 23, 2005 containing announcement for the presentation to investors and live webcast on the Company's website on September 27, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        Date: September 26, 2005              By:   /s/ Craig H. Stevenson, Jr.
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                                          Craig H. Stevenson, Jr. Chairman
                                          of the Board and Executive
                                          Officer



        Date: September 26, 2005              By:   /s/ Kathleen C. Haines
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                                          Kathleen C. Haines
                                          Senior Vice President, Chief
                                          Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
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  99.1 Press release, dated September 26, 2005 containing announcements for a vessel sale, new time charter, dispute settlement, new policy regarding tanker rate disclosure and the presentation referred to in Exhibit 99.2.


99.2 Press release, dated September 23, 2005 containing announcement for the presentation to investors and live webcast on the Company's website on September 27, 2005.